                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                        BAY APARTMENT COMMUNITIES, INC.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                        BAY APARTMENT COMMUNITIES, INC.

                    4340 STEVENS CREEK BOULEVARD, SUITE 275
                           SAN JOSE, CALIFORNIA 95129

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 1997
                            ------------------------

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Bay Apartment Communities, Inc. (the "Company") will be held on Friday, April 25, 1997 at 10:00 a.m. at the offices of the Company, 4340 Stevens Creek Boulevard, Suite 275, San Jose, California, for the following purposes:

     1. To elect the following directors to serve until the 1998 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified: Gilbert M. Meyer, Geoffrey L. Baker, Max L. Gardner, Bruce A. Choate, John J. Healy, Jr., Brenda J. Mixson and Thomas H. Nielsen.

     2. To ratify the 1994 Stock Incentive Plan, as amended and restated.

     3. To ratify the appointment of Coopers & Lybrand L.L.P. to serve as independent accountants for the Company for the fiscal year ending December 31, 1997.

     4. To transact such other business that may be properly brought before the Annual Meeting and at any adjournments thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

     The Board of Directors has fixed the close of business on March 14, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only stockholders of record of the Company's common stock, par value $0.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                              By Order of the Board of Directors

                                                           /s/ Geoffrey L. Baker

                                                               Geoffrey L. Baker
                                                                       Secretary

San Jose, California
March 31, 1997

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                        BAY APARTMENT COMMUNITIES, INC.

                    4340 STEVENS CREEK BOULEVARD, SUITE 275
                           SAN JOSE, CALIFORNIA 95129

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                    FOR 1997 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 1997

                                                                  March 31, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bay Apartment Communities, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders of the Company to be held on Friday, April 25, 1997 and at any adjournments thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to (i) vote upon the election of seven directors of the Company, (ii) ratify the 1994 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan"), (iii) ratify the appointment of Coopers & Lybrand L.L.P. to serve as independent accountants for the Company for the fiscal year ending December 31, 1997, and
(iv) to act upon any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about March 31, 1997. The Board of Directors has fixed the close of business on March 14, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 20,441,510 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held.

     The presence, in person or by proxy, of holders of a majority of the shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a majority of the votes cast with a quorum present at the Annual Meeting is required for the election of the directors, the ratification of the Stock Incentive Plan, the ratification of the appointment of Coopers & Lybrand L.L.P. to serve as independent accountants for the Company and such other matters properly brought before the stockholders, provided that with respect to the ratification of the Stock Incentive Plan, the total number of votes cast on such proposal must represent greater than 50% of all shares entitled to vote on such proposal. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not voting for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary voting authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be treated as abstentions with respect to that matter.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED BUT NOT MARKED AS TO A PARTICULAR ITEM, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT, FOR THE RATIFICATION OF THE STOCK INCENTIVE PLAN, AND FOR THE APPOINTMENT OF THE DESIGNATED INDEPENDENT ACCOUNTANTS. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     The Company's 1996 Annual Report, including financial statements for the fiscal year ended December 31, 1996, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. A copy of the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K may be obtained by writing to Bay Apartment Communities, Inc., 4340 Stevens Creek Boulevard, Suite 275, San Jose, California 95129, Attention: Chief Financial Officer.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of seven members. At the Annual Meeting, seven directors will be elected to serve until the 1998 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Gilbert M. Meyer, Geoffrey L. Baker, Max L. Gardner, Bruce A. Choate, John J. Healy, Jr., Brenda J. Mixson and Thomas H. Nielsen to serve as directors (the "Nominees"). Each of the Nominees currently serves as a director of the Company. The Board of Directors anticipates that each of the Nominees, if elected, will serve as a director. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's Bylaws. See "Other Matters--Stockholder Proposals for Annual Meetings" for a summary of these requirements.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE
NOMINEES.

INFORMATION REGARDING NOMINEES AND EXECUTIVE OFFICERS

     The following table and biographical descriptions set forth certain information with respect to the seven Nominees for election as directors at the Annual Meeting and the executive officers who are not directors based on information furnished to the Company by each director and executive officer. There is no family relationship between any director or executive officer of the Company. The following information is as of February 3, 1997, unless otherwise specified.

                                                                         AMOUNT AND
                                                                           NATURE
                                                                        OF BENEFICIAL        PERCENT
                                                        DIRECTOR        OWNERSHIP OF           OF
              NAME OF NOMINEE                 AGE        SINCE         COMMON STOCK(1)        CLASS
--------------------------------------------  ----      --------       ---------------       -------
Gilbert M. Meyer............................   52         1978           1,013,113(2)          4.93%
Geoffrey L. Baker...........................   36         1993              65,784(3)          *
Max L. Gardner..............................   45         1996              31,000(4)          *
Bruce A. Choate.............................   49         1994              11,000(5)          *
John J. Healy, Jr...........................   50         1996               8,000(6)          *
Brenda J. Mixson............................   44         1994              12,000(5)          *
Thomas H. Nielsen...........................   66         1994              21,000(5)(7)       *

---------------

  * Less than one percent.

(1) Except as otherwise noted, each individual in this table has sole voting and investment power over the shares listed.

(2) Includes 115,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

(3) Includes 50,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

(4) Includes 25,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

(5) Includes 11,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

(6) Includes 5,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

(7) Mr. Nielsen is a co-trustee of a trust that holds 2,000 shares of Common Stock. He shares voting and investment power over the shares held by the trust with his wife and with the U.S. Trust Company of California pursuant to an investment management agreement.

  Nominees for Election as Directors

     Gilbert M. Meyer is the founder, Chairman of the Board of Directors, President and Chief Executive Officer of the Company and, since 1978, has been continuously involved with the Company as an executive officer, director and stockholder. Mr. Meyer also was the founder and stockholder of certain affiliates of the Company. Prior to founding the Company, Mr. Meyer was Chief Financial Officer for BAS Homes and prior to that was a Vice President responsible for real estate workouts for Boise Cascade Credit Corporation. Mr. Meyer is a licensed Certified Public Accountant and General Contractor, and holds a B.A. degree from St. Mary's College of California and an M.B.A. degree from the University of California, Berkeley.

     Geoffrey L. Baker has been a Director of the Company since December 1993, and he served as the Company's Vice President and Chief Operating Officer from December 1993 until December 1995. Mr. Baker resigned as the Company's Chief Operating Officer in order to become the Company's Vice President and Chief Development & Acquisitions Officer in December 1995. From April 1992 to December 1993, Mr. Baker was a Project Manager for the Company. From 1989 to 1992, Mr. Baker was a Vice President in the commercial real estate group of Bank of America. Prior to 1989, Mr. Baker was Director of Acquisitions and Finance for Anthony Brown Development Company. Mr. Baker holds B.A. and M.B.A. degrees from the University of Michigan, Ann Arbor.

     Max L. Gardner has been a Director of the Company since May 1996, and he has served as Executive Vice President and Chief Operating Officer of the Company since December 1995. From 1988 to 1995, Mr. Gardner served as President and Chief Executive Officer of West RS, Inc. (d/b/a Trammell Crow Residential Services), a company which specializes in the development, construction, finance and management of residential apartment properties. Mr. Gardner graduated from Duke University with a degree in Political Science, and he received a Master of Professional Accountancy degree from Georgia State University.

     Bruce A. Choate is a Director of the Company and has been Chief Financial Officer of Watson Land Company, a privately-held real estate investment trust ("REIT") in Carson, California since 1991. Prior to joining Watson Land Company, Mr. Choate was employed by Bixby Ranch Company, a privately-held real estate investment company in Seal Beach, California as Senior Vice President and Chief Financial Officer. Mr. Choate graduated from the University of California, Los Angeles and attended the Graduate School of Business at the University of Southern California.

     John J. Healy, Jr. has been a Director of the Company since May 1996, and is the founder and President of Hyde Street Holdings, Inc. From 1988 to 1996, Mr. Healy was a founder and a managing principal of the Hanford/Healy Companies, a national commercial real estate services company acquired by General Motors Acceptance Corporation--CM in September 1996. Mr. Healy was also a managing principal of Hanford/Healy Appraisal Company, a national real estate appraisal and consulting firm, and a principal of

Hanford/Healy Asset Management Company, a national real estate asset management firm. Mr. Healy graduated from Hofstra University with a B.B.A. in Finance, Investment and Banking and a Master of Business Administration.

     Brenda J. Mixson is a Director of the Company and has been Managing Director of the Emerging Markets, Fixed Income Department for ING Barings (U.S.) Securities, Inc., a member of the ING Group, since February 1996. Ms. Mixson previously served as Vice President--Real Estate Finance of ING Capital Corporation from March 1995 to February 1996. She served as an Executive Vice President and Chief Operating Officer of Reichmann International from April 1994 to March 1995. From 1989 to 1994, she was an Executive Vice President and Managing Director and a Regional Manager, Northeast Region, of Travelers Realty Investment Company. Prior to joining Travelers Realty Investment Company, Ms. Mixson was employed by Chemical Bank as a Vice President and Regional Manager. Ms. Mixson graduated from the University of Minnesota with a B.S. degree in Economics.

     Thomas H. Nielsen is a Director of the Company and has been a self-employed consultant for large-scale real estate development projects since 1991. In 1993, Mr. Nielsen was named a Managing Director of the Orange County Office of U.S. Trust of California, N.A., and he held that position until July 1995, at which time he was named Consulting Director. He also served as Chief Executive Officer of the Orange County Performing Arts Center from 1993 to 1995. From 1978 to 1990, Mr. Nielsen served in various positions for The Irvine Company, a privately-held real estate development company, including President and Vice Chairman, and he presently serves as a Director. Mr. Nielsen holds a B.S. degree in Civil Engineering from the University of Washington and an M.B.A. degree from Stanford University.

  Executive Officers Who Are Not Directors

     Jeffrey B. Van Horn has been Vice President and Chief Financial Officer of the Company since June 1996. Prior to joining the Company, Mr. Van Horn was a partner in the real estate services group with the accounting firm Arthur Andersen LLP. Mr. Van Horn joined Arthur Andersen in June 1982, was admitted as a partner in September 1995 and has worked with a wide variety of West Coast REITs and real estate companies. He has been involved in a number of initial public offerings, mergers and acquisitions and other audit, business and tax advisory services. In addition, Mr. Van Horn was a member of Arthur Andersen's national REIT tax specialty team. Mr. Van Horn earned a B.A. degree in Accounting from California State University--Stanislaus and is a licensed Certified Public Accountant.

     Morton L. Newman has been Vice President--Construction of the Company since 1985. In that capacity, Mr. Newman has managed the design, construction, and warranty services for over 5,000 apartments and single-family homes that the Company and its affiliates have built during that period. Previously, Mr. Newman was President of Newman Construction Company and has over 30 years experience in all aspects of residential and commercial construction. Mr. Newman is a graduate of the University of Pennsylvania and is a registered Civil Engineer in Pennsylvania and California.

     Daniel E. Murphy has been Vice President--Development of the Company since March 1997, and was the Company's Director of Development from September 1994 to March 1997. From 1992 to 1994, Mr. Murphy worked for Landtech Investment Corporation and provided real estate consulting services. Between 1990 and 1991, Mr. Murphy served as Vice President--Development of Rosewood Property Company. Mr. Murphy also previously completed various development projects with Prometheus Development Company as Project Manager. Mr. Murphy received a B.S. degree in Civil Engineering from Cleveland State University and he received an M.S. degree in Civil Engineering/Construction Management from Stanford University.

     Debra Lynn Shotwell has been Vice President--Human Resources of the Company since July 1995. From July 1990 to June 1995, she was the Director--Corporate Human Resources of PacifiCare Health Systems, Inc. Ms. Shotwell graduated from California State University--Sacramento with a degree in Business
Administration.

BOARD OF DIRECTORS AND ITS COMMITTEES

     Board of Directors. The Company is managed by a seven-member Board of Directors, a majority of whom are independent of the Company's management. The Board of Directors met three times in person and held 13 telephonic meetings during 1996. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors that he or she was eligible to attend.

     Audit Committee. The Board of Directors has established an Audit Committee consisting of Bruce A. Choate, Brenda J. Mixson and John J. Healy, Jr. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met two times during 1996.

     Compensation Committee. The Company's Board of Directors has established a Compensation Committee to determine compensation for the Company's executive officers. The current members of the Compensation Committee are Bruce A. Choate, Brenda J. Mixson and Thomas H. Nielsen. The Compensation Committee exercises all powers of the Board of Directors in connection with compensation matters, including incentive compensation and benefit plans. The Compensation Committee also has authority to grant awards under the Stock Incentive Plan to the directors, management and other employees of the Company and its subsidiaries. The Compensation Committee met two times during 1996.

     The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

DIRECTOR COMPENSATION

     Directors of the Company who are also employees receive no additional compensation for their services as directors. Each non-employee director of the Company received an annual director's fee of $15,000 in fiscal year 1996. Commencing in 1997, each non-employee director of the Company will receive an annual director's fee of $18,000. Each non-employee director also receives $1,000 for each regular quarterly meeting of the Board of Directors attended, $1,000 for each special meeting of the Board of Directors attended, $500 for participating in each special telephonic meeting of the Board of Directors and $1,000 for each committee meeting attended, other than committee meetings that are held on the same date as a regular or special meeting for which a fee is already paid. Under the Stock Incentive Plan, on the fifth business day following each annual meeting of stockholders, each of the Company's non-employee directors automatically receives options to purchase 5,000 shares of Common Stock at the last reported sale price of the Common Stock on the New York Stock Exchange (the "NYSE") on the date of grant. In addition, on January 24, 1997 the Board of Directors approved a discretionary grant of options to purchase 5,000 shares of Common Stock to each non-employee director. These options are subject to the same conditions and vesting provisions, and shall be granted on the same date, as those options that will be granted automatically to the non-employee directors on the fifth business day following the Annual Meeting. All of such stock options granted to non-employee directors become exercisable one year after the date of grant.

EXECUTIVE COMPENSATION

     The following table sets forth, for each of the Company's last three fiscal years, the annual compensation awarded to the Company's chief executive officer and six of its other executive officers during 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                               ANNUAL                -----------------------------
                                            COMPENSATION              SECURITIES       RESTRICTED
                                    -----------------------------     UNDERLYING         STOCK            ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR    SALARY(1)    BONUS(2)    OPTIONS(#)(3)    AWARDS($)(4)    COMPENSATION($)(5)
----------------------------------  ----    ---------    --------    -------------    ------------    ------------------
Gilbert M. Meyer..................  1996    $244,231    $183,173        100,000         $727,500(6)          $1,000
  Chairman of the Board, President  1995     194,900      97,400         40,000                0              1,000
  and Chief Executive Officer       1994     121,400      45,500        160,000                0                500

Max L. Gardner(7).................  1996     209,427     150,000         20,000           36,375(8)           1,250
  Executive Vice President and      1995      11,500       5,800        100,000          110,000(9)               0
  Chief Operating Officer

Geoffrey L. Baker.................  1996     149,846      86,308         20,000          163,250(10)          1,000
  Vice President and Chief          1995     134,000      46,900         10,000                0              1,000
  Development and Acquisitions      1994     101,600      26,700         70,000                0                500
  Officer

Jeffrey B. Van Horn(11)...........  1996      83,823      36,190         45,000(12)       61,750(13)         25,099(14)
  Vice President and Chief
  Financial Officer

Morton L. Newman..................  1996     141,365      87,788         10,000           36,375(8)           1,000
  Vice President--Construction      1995     135,800      61,100          5,000                0              1,000
                                    1994     135,300      15,200         35,000                0                500

Daniel E. Murphy(15)..............  1996     128,346      74,321         30,000(16)       36,375(8)           1,250
  Vice President--Development       1995      93,998      45,000         10,000                0                  0
                                    1994      20,077       1,690              0                0                  0

Debra Lynn Shotwell(7)............  1996     118,919      48,273          5,000           18,188(17)            936
  Vice President--Human Resources   1995      52,300      14,900         25,000                0                  0

---------------

 (1) Includes amounts deferred under the Company's 401(k) plan.

 (2) Bonuses may be paid under the Company's Incentive Bonus Plan in the discretion of the Compensation Committee to executive officers, subject to certain performance-based criteria. For a general description of the Incentive Bonus Plan, see "Compensation Committee Report on Executive Compensation."

 (3) Unless otherwise noted, the Compensation Committee authorized the grant of all of the options to purchase Common Stock listed for 1996 on January 24, 1997.

 (4) As of December 31, 1996, 10,000 of the 11,000 shares of Restricted Stock granted by the Company to the Named Executive Officers since March 1994 remained subject to their respective vesting conditions. Based on the last reported sale price of the Company's Common Stock on the NYSE on December 31, 1996 of $36 per share, the aggregate dollar value of these 10,000 shares of Restricted Stock was $360,000.

 (5) Unless otherwise noted, consists of amounts contributed by the Company to the Named Executive Officer's 401(k) account.

 (6) Consists of 20,000 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share. These shares vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

 (7) The following Named Executive Officers began employment in 1995: Max L. Gardner, December 4, 1995; Debra Lynn Shotwell, July 13, 1995.

 (8) Consists of 1,000 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share. These shares vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

 (9) Consists of 5,000 shares of Restricted Stock awarded on December 4, 1995, valued at $22.00 per share. These shares vest in five equal annual installments beginning on December 4, 1996. Dividends are payable on these shares.

(10) Consists of (i) 5,000 shares of Restricted Stock awarded on August 6, 1996, valued at $25.375 per share, which vest in five equal annual installments beginning on January 26, 1997, and (ii) 1,000 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share, which vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

(11) Mr. Van Horn began employment on June 19, 1996.

(12) Includes 25,000 options to purchase Common Stock granted on June 19, 1996.

(13) Consists of (i) 1,000 shares of Restricted Stock awarded on August 6, 1996, valued at $25.375 per share, which vest in five equal annual installments beginning on June 19, 1997, and (ii) 1,000 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share, which vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

(14) Includes $20,682 reimbursed to Mr. Van Horn for all moving-related expenses incurred in connection with his hiring in June 1996 and $3,578 of imputed interest income derived from Mr. Van Horn's interest-free loan from the Company. For a more detailed discussion of the loan, see "Certain Relationships and Related Transactions--Indebtedness of Management."

(15) Mr. Murphy began employment on September 26, 1994.

(16) Includes 20,000 options to purchase Common Stock granted on August 28,
     1996.

(17) Consists of 500 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share. These shares vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

OPTION GRANTS WITH RESPECT TO FISCAL YEAR 1996

     Option Grants with respect to Fiscal Year 1996. The following table sets forth the options granted with respect to the fiscal year ended December 31, 1996 to the Company's Named Executive Officers.

                                                                                                  POTENTIAL
                                                 INDIVIDUAL GRANTS                               REALIZABLE
                              -------------------------------------------------------         VALUE AT ASSUMED
                              NUMBER OF      PERCENT OF                                        ANNUAL RATES OF
                               SHARES       TOTAL OPTIONS                                        STOCK PRICE
                              UNDERLYING     GRANTED TO                                         APPRECIATION
                               OPTIONS        EMPLOYEES       EXERCISE                         FOR OPTION TERM
                               GRANTED       FOR FISCAL        PRICE       EXPIRATION     -------------------------
            NAME               (#)(1)       YEAR 1996(2)       ($/SH)         DATE          5%($)          10%($)
----------------------------  ---------     -------------     --------     ----------     ----------     ----------
Gilbert M. Meyer............   100,000          23.22%        $ 36.625       1/24/07      $2,303,328     $5,837,082
Max L. Gardner..............    20,000           4.64%          36.625       1/24/07         460,666      1,167,417
Geoffrey L. Baker...........    20,000           4.64%          36.625       1/24/07         460,666      1,167,417
Jeffrey B. Van Horn.........    20,000           4.64%          36.625       1/24/07         460,666      1,167,417
                                25,000(3)        5.80%          25.375       6/19/06         398,955      1,011,030
Morton L. Newman............    10,000           2.32%          36.625       1/24/07         230,333        583,708
Daniel E. Murphy............    10,000           2.32%          36.625       1/24/07         230,333        583,708
                                20,000(4)        4.64%          27.750       8/28/06         349,037        884,527
Debra Lynn Shotwell.........     5,000           1.16%          36.625       1/24/07         115,166        291,854

---------------

(1) All of these options will vest in four equal installments on the first, second, third and fourth anniversaries of the date of grant. Unless otherwise noted, the date of grant of all of these options was January 24, 1997. This chart excludes options granted on January 26, 1996 with respect to the fiscal year ended December

31, 1995 in the following amounts: Mr. Meyer, 40,000; Mr. Baker, 10,000; and Mr. Newman, 5,000. The grant of those options was disclosed in the Company's 1996 Proxy Statement.

(2) A total of 430,700 options were granted to employees of the Company with respect to the fiscal year ended December 31, 1996.

(3) These options were granted to Mr. Van Horn on June 19, 1996.

(4) These options were granted to Mr. Murphy on August 28, 1996.

     Option Exercises and Year-End Holdings. The following table sets forth the aggregate number of options exercised in 1996 and the value of options held as of December 31, 1996 by the Company's Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND
                       FISCAL YEAR-END 1996 OPTION VALUES

                                                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED               IN-THE-MONEY
                           SHARES                         OPTIONS AT FISCAL                OPTIONS AT FISCAL
                         ACQUIRED ON      VALUE                YEAR-END                        YEAR-END
          NAME           EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE(#)   EXERCISABLE/UNEXERCISABLE($)(1)
------------------------ -----------   -----------   ----------------------------   -------------------------------
Gilbert M. Meyer........        0              0            65,000/135,000               $ 1,064,375/2,098,125
Max L. Gardner..........        0              0             25,000/75,000                   400,000/1,200,000
Geoffrey L. Baker.......        0              0             30,000/50,000                     488,125/790,625
Jeffrey B. Van Horn.....        0              0                  0/25,000                           0/265,625
Morton L. Newman........        0              0             15,000/25,000                     244,063/395,313
Daniel E. Murphy........        0              0              2,500/27,500                      40,938/287,813
Debra Lynn Shotwell.....    6,250        $78,906                  0/18,750                           0/307,031

---------------

(1) Based on the last reported sale price of the Company's Common Stock on the NYSE on December 31, 1996 of $36 per share.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements (each an "Employment Agreement") with each of Messrs. Meyer, Baker, Gardner, Van Horn and Newman. The Employment Agreements of Messrs. Meyer, Baker and Newman are automatically renewed on each anniversary of the closing of the Company's initial public offering unless otherwise terminated by the Company or the respective employee, and the Employment Agreements of Messrs. Gardner and Van Horn terminate on the third anniversary of the date of such agreement. Pursuant to their respective Employment Agreements, as amended, Mr. Meyer serves as President of the Company, Mr. Gardner serves as Executive Vice President and Chief Operating Officer, Mr. Van Horn serves as Vice President and Chief Financial Officer, Mr. Baker serves as Vice President and Chief Development and Acquisitions Officer, and Mr. Newman serves as Vice President -- Construction. The Employment Agreements provide for base salaries in the amounts of $300,000, $210,000, $180,000, $165,000, and
$152,000, respectively. The Employment Agreements of Messrs. Meyer, Baker and Newman provide for base salary increases based on increases in the consumer price index, and all of the Employment Agreements provide for base salary increases in the discretion of the Compensation Committee. In addition, Messrs. Meyer, Gardner, Van Horn, Baker and Newman are eligible for additional compensation in the form of bonuses under the Company's Incentive Bonus Plan (the "Incentive Bonus Plan").

     Under the Employment Agreements, each of the officers has agreed to devote substantially all of his working time to the business and affairs of the Company. Mr. Meyer's Employment Agreement provides that during the term of employment, and for two years thereafter in the event that he is terminated for cause or voluntarily terminates his employment other than for cause, he will be prohibited from competing directly or indirectly with the Company with respect to any development or acquisition project undertaken or being considered by the Company at the time of termination or actively engaging in the development, construction or management of multifamily real estate property, without the prior written consent of the Board of Directors.

     If the employment of Mr. Meyer is terminated without cause after a "change in control," or upon the occurrence of certain other events, Mr. Meyer will be entitled to receive a severance amount (the "Meyer Severance Amount") equal to three times the sum of his base salary and his bonus for the preceding year. In the event that the Meyer Severance Amount payable exceeds three times his average total annual compensation during the preceding five years, the excess of such payment would constitute an "excess golden parachute payment" under the Internal Revenue Code of 1986, as amended (the "Code"), and would not be deductible by the Company. If the employment of either Mr. Gardner or Mr. Van Horn is terminated without cause within one year after a "change in control" or upon the occurrence of certain other events, such officer will be entitled to receive a severance amount equal to his base salary for the preceding year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Objectives of Executive Compensation. The Company's executive compensation program is intended to attract, retain and reward experienced, highly motivated executives who are capable of leading the Company effectively and continuing its growth and profitability. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

     The Company compensates its executive officers through a combination of annual base salary, annual cash bonuses and awards under the Stock Incentive Plan. The Company's goal is to provide total compensation to its executive officers which is competitive with those levels of total compensation paid in the REIT industry for companies with similar property portfolios and of similar size, makeup and financial performance. For purposes of evaluating relative executive compensation amounts, the Compensation Committee reviewed the total compensation paid by comparable REITs that were selected based primarily on financial performance, property type, geographical location and market capitalization.

     The Company's compensation program has three principal elements: base salary, performance incentive bonuses under the Incentive Bonus Plan and awards under the Stock Incentive Plan.

     Base Salary. The Company establishes base salary levels for its key executives relative to base salary levels for key executives of comparable REITs. For fiscal year 1996, base salaries of the Company's President, Chief Operating Officer and Chief Financial Officer were set at rates that the Company believes were generally lower than the median base salaries earned by officers holding similar positions within other comparable REITs. This is consistent with the Company's policy to place greater emphasis on performance-related incentive compensation, such as bonuses, stock options and restricted stock.

     Performance Incentive Bonus. Under the Company's Incentive Bonus Plan, the Compensation Committee, which is composed of three non-employee directors whose names appear below this report, may award annual cash bonuses to executive officers and certain other members of management for the achievement of specified performance goals for the Company and the individual. The Incentive Bonus Plan rewards executives for their performance during the past fiscal year based on increases in Funds from Operations ("FFO") per share, as well as officer-specific performance objectives, such as involvement in property acquisitions and developments and assisting in efforts to raise debt or equity financing for the Company.

     Stock Incentive Plan Awards. Stock options and restricted stock granted under the Company's Stock Incentive Plan are designed to provide long-term performance incentives and rewards tied to the price of the Company's Common Stock and, generally, will vest over a period of four years. Stock options are granted primarily based on the performance criteria established for granting performance incentive bonuses under the Incentive Bonus Plan. The Compensation Committee views stock options and restricted stock as a means of aligning management and stockholder interests and expanding management's long-term perspective.

     Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year after financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and grants of stock options and restricted stock, if any, are generally made. At a meeting on January 24, 1997, the Compensation Committee determined annual cash bonuses under the Incentive Bonus Plan and awards of stock options and restricted stock under the Stock Incentive Plan for its officers and certain key employees, as described in the Summary Compensation Table included in this Proxy Statement.

     Compensation of the Chief Executive Officer. The Compensation Committee considers the Company's financial performance to be the principal determinant in the overall compensation package of the Chief Executive Officer. The Compensation Committee considers the Company's growth in FFO per share to be the best indicator of the Company's financial performance when establishing compensation for Mr. Meyer. In addition to the overall increase in FFO during 1996 of approximately 75%, the Compensation Committee particularly noted that the Company was able to increase FFO per share (calculated in accordance with the revised National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition) by approximately 20% to maintain an annualized increase in FFO per share of approximately 13.3% since the Company's initial public offering in March 1994, even with an increase of 56.8% in the number of outstanding shares of Common Stock and Series A and Series B Preferred Stock. The Compensation Committee also considers the market performance of the Company's Common Stock to be a factor in determining executive compensation, although it does not consider the Company's stock price alone to be as important as the Company's underlying earnings performance. In 1996, the Company's price per share of Common Stock increased by approximately 48% from $24.25 on December 29, 1995 to $36 on December 31, 1996.

     In determining Mr. Meyer's compensation, the Compensation Committee also noted that in 1996 the Company successfully completed the acquisition of nine apartment home communities, substantially completed the construction of Rosewalk, a 300 apartment home community located in San Jose, California, completed reconstruction programs at six communities and had ongoing or planned reconstruction programs at ten communities at the end of 1996. In addition, the Compensation Committee viewed favorably Mr. Meyer's leadership of the Company's initial expansion into the Southern California apartment home market. As of December 31, 1996, the Company's portfolio of apartment home communities had increased to a total of 34 communities, and the portfolio has subsequently been complemented by the acquisition of two additional communities in 1997, including the Company's first acquisition in Los Angeles County.

     Along with the Company's implementation of its acquisition and development strategy, the Compensation Committee considered, among other things,

        - the two increases in quarterly dividends payable with respect to the Company's Common Stock;

        - the increase in "same store" EBITDA by 13.6% over 1995;

        - the reduction in the payout ratio from 83% at the end of 1995 to 72.7% at the end of 1996;

        - the execution of an expanded, three-year $200 million unsecured acquisition and construction line of credit;

        - the successful completion of an offering of Series B Preferred Stock, a direct placement of Common Stock and two underwritten public offerings of Common Stock, which raised an aggregate of approximately $193 million in gross proceeds for the Company;

        - the reduction of the Company's debt-to-total market capitalization from 40.4% at the end of 1995 to 25.9% at the end of 1996;

        - the increase in the Company's debt service coverage, including capitalized interest on construction debt, from 2.77X at the end of 1995 to 3.43X at the end of 1996;

        - the completion of the Company's first "downREIT" transaction; and

        - the strengthening of the management team and the enhancement of employee development programs.

Based upon its evaluation of factors such as the foregoing, the Compensation Committee makes subjective determinations of base salary and bonus compensation levels.

     Mr. Meyer's annual base salary for 1996 was $250,000, and the Compensation Committee believes that this rate, when considered together with Mr. Meyer's incentive compensation, is consistent with the Company's performance and his contribution to such performance. Under the Incentive Bonus Plan, the Compensation Committee approved an incentive bonus for Mr. Meyer for fiscal year 1996 in the amount of $183,173, which the Compensation Committee believes is less than would typically be paid to the chief executive officer of a comparable REIT with similar growth and financial performance. In lieu of providing a larger cash bonus, and taking into consideration the fact that Mr. Meyer has not received restricted stock in prior years, the Compensation Committee determined to weight Mr. Meyer's compensation more toward long-term performance based compensation, the value of which is primarily dependent upon the Company's stock price. Accordingly, the Compensation Committee awarded Mr. Meyer options to purchase 100,000 shares of Common Stock and 20,000 shares of restricted stock based upon his 1996 performance. The options will vest in equal installments over a four-year period and will be exercisable at $36.625 per share, the last reported sale price of the Common Stock on the NYSE on the date of grant, January 24, 1997. The shares of restricted stock vest in five equal annual installments beginning on February 3, 1998 provided that, among other factors, Mr. Meyer continues his employment with the Company. This grant of options and restricted stock is intended to enhance Mr. Meyer's long-term incentive to continue to contribute to the Company's success, and was made with regard to the Company's growth and financial performance in 1996.

     Compensation of Other Executive Officers. The Company's executive compensation program for other executive officers is based on the same performance goals and other factors described above for the Chief Executive Officer, although the corporate, business unit and individual performance goals and the relative weighing of the quantitative performance factors described above varies, depending on the responsibilities of particular officers. The Compensation Committee seriously considers the Chief Executive Officer's evaluations and recommendations with respect to the other executive officers of the Company. In recognition of the Company's achievements as described above, the Compensation Committee approved the Named Executive Officers' incentive bonuses described in the Summary Compensation Table for the Company's fiscal year 1996 pursuant to the Incentive Bonus Plan.

     For all of the Named Executive Officers, the Compensation Committee also considers stock options to be an important component of total compensation. Based on the factors described above, the Compensation Committee authorized the grant to (i) each of Messrs. Gardner, Baker and Van Horn of options to purchase 20,000 shares of Common Stock, (ii) Mr. Newman and Mr. Murphy of options to purchase 10,000 shares of Common Stock and (iii) Ms. Shotwell of options to purchase 5,000 shares of Common Stock. All of these options will vest in four equal annual installments and will be exercisable at $36.625 per share, the last reported sale price of the Common Stock on the NYSE on the date of grant, January 24, 1997. In addition, the Compensation Committee approved the grant to each of Messrs. Gardner, Baker, Van Horn, Newman and Murphy of 1,000 shares of restricted stock, and the grant to Ms. Shotwell of 500 shares of restricted stock. All of these shares of restricted stock vest in five equal annual installments beginning on February 3, 1998. These Named Executive Officers and the Company's stockholders will therefore benefit from an appreciation in the Company's stock price.

     The Securities and Exchange Commission (the "SEC") requires that this report comment upon the Company's policy with respect to Section 162(m) of the Code, which limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers of the Company unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted, while simultaneously providing Company executives with appropriate rewards for their performance. The Company did not pay any compensation with respect to 1996 that would be subject to Section 162(m).

                                            Submitted by the Compensation
                                            Committee:
                                              Bruce A. Choate
                                              Brenda J. Mixson
                                              Thomas H. Nielsen

STOCK PERFORMANCE GRAPH

     The following graph provides a comparison, from the Company's initial public offering in March 1994 through December 1996, of the cumulative total shareholder return (assuming reinvestment of any dividends) among the Company, the Standard & Poor's ("S&P") 500 Index and the NAREIT Equity REIT Total Return Index (the "NAREIT Equity Index"), an industry index of 166 real estate investment trusts, including the Company. The NAREIT Equity Index includes REITs with 75% or more of their gross invested book value of assets invested directly or indirectly in the equity ownership of real estate. Upon written request, the Company will provide any stockholder with a list of the REITs included in the Index. The historical information set forth below is not necessarily indicative of future performance. Data for the NAREIT Equity Index and the S&P 500 Index were provided to the Company by NAREIT.



                         3/94    6/94    9/94   12/94    3/95    6/95    9/95   12/95    3/96    6/96    9/96   12/96
Bay Apartment           100.00   99.39  105.24  101.61   94.55  102.46  114.51  132.37  133.84  145.83  163.16  208.85
Equity REITs            100.00  101.84   99.76   99.77   99.61  105.46  110.43  115.01  117.62  122.85  130.89  155.57
S&P 500                 100.00  100.41  105.35  105.33  115.58  126.55  136.61  144.75  152.52  159.36  164.27  178.03




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Mr. Bruce A. Choate, Ms. Brenda J. Mixson and Mr. Thomas H. Nielsen. None of them has served as an officer of the Company or has any other business relationship or affiliation with the Company, except his or her service as a director.

PRINCIPAL STOCKHOLDERS

     The following table sets forth the beneficial ownership of the Company's Common Stock as to (i) each person or entity who is known by the Company to have beneficially owned more than five percent of the Company's Common Stock as of December 31, 1996, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all directors and Named Executive Officers as a group, based on representations of officers and directors of the Company as of February 3, 1997 (unless otherwise indicated) and filings as of February 14, 1997 received by the Company on Schedules 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such information was provided by the stockholders listed (unless otherwise indicated) and reflects their beneficial ownership known by the Company.

                                                                     NUMBER OF SHARES
                        NAME AND BUSINESS                             OF COMMON STOCK        PERCENT
                   ADDRESS OF BENEFICIAL OWNER                     BENEFICIALLY OWNED(1)     OF CLASS
-----------------------------------------------------------------  ---------------------     --------
Gilbert M. Meyer.................................................        1,013,113(2)           4.93%
Geoffrey L. Baker................................................           65,784(3)           *
Max L. Gardner...................................................           31,000(4)           *
Bruce A. Choate..................................................           11,000(5)           *
John J. Healy, Jr................................................            8,000(6)           *
Brenda J. Mixson.................................................           12,000(5)           *
Thomas H. Nielsen................................................           21,000(5)           *
Jeffrey B. Van Horn..............................................            2,000              *
Morton L. Newman.................................................           30,392(7)           *
Daniel E. Murphy.................................................            2,500(8)           *
Debra Lynn Shotwell..............................................              500              *
All directors and Named Executive Officers as a group (11
  persons).......................................................        1,197,289              5.78
FMR Corp.(9).....................................................        2,841,020             13.90
  82 Devonshire Street, Boston, MA 02109
LaSalle Advisors Limited Partnership(10).........................        1,281,200              6.27
  11 South LaSalle Street, Chicago, IL 60603

---------------

   * Less than one percent

 (1) Except as otherwise noted, each individual in the table above has the sole voting and investment power over the shares listed.

 (2) Includes 115,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

 (3) Includes 50,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

 (4) Includes 25,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

 (5) Includes 11,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997. Mr. Nielsen is a co-trustee of a trust that holds 2,000 shares of Common Stock. He shares voting and investment power over the shares held by the trust with his wife and with the U.S. Trust Company of California pursuant to an investment management agreement.

 (6) Includes 5,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

 (7) Includes 25,000 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

 (8) Includes 2,500 shares issuable upon the exercise of stock options that have vested or will vest by May 30, 1997.

 (9) Information reported is based upon a Schedule 13G filed with the SEC on February 10, 1997 reporting beneficial ownership as of December 31, 1996. This Schedule 13G indicates that the reporting entity is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The Schedule 13G also indicates that the reporting entity has sole dispositive power with respect to all of the shares reported and sole voting power with respect to 552,700 of the shares reported.

(10) The information reported in the table above includes 714,250 shares beneficially owned by ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), a wholly-owned subsidiary of LaSalle Advisors Limited Partnership ("LaSalle"). Information reported is based upon a Schedule 13G filed with the SEC on February 14, 1997 reporting beneficial ownership as of December 31, 1996. The Schedule 13G indicates that the reporting entities are investment advisers registered under Section 203 of the Investment Advisers Act of 1940. The Schedule 13G also indicates that LaSalle has shared dispositive power with respect to 432,950 shares and shared voting power with respect to 162,600 shares, while ABKB/LaSalle has shared dispositive power with respect to 566,050 of the shares and shared voting power with respect to 456,380 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the SEC and one national securities exchange on which such securities are registered. In accordance with Rule 16a-3(c) under the Exchange Act, the Company has designated the NYSE as the one national securities exchange with which reports pursuant to Section 16(a) of the Exchange Act need be filed. Insiders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 1996, all transactions in the Company's securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to
Section 16(a) of the Exchange Act, were timely reported.

                                   PROPOSAL 2

                 RATIFICATION OF THE 1994 STOCK INCENTIVE PLAN,
                            AS AMENDED AND RESTATED

     On August 28, 1996, the Board of Directors voted to amend and restate the Company's 1994 Stock Incentive Plan, which originally provided for the issuance of up to 663,000 shares of Common Stock of the Company pursuant to various stock incentive awards, including stock options. The August 1996 amendments to the Stock Incentive Plan authorize the Company to issue up to an additional 857,000 shares of Common Stock pursuant to such awards. A summary of the principal features of the Stock Incentive Plan is set forth below. This summary is qualified in its entirety by the full text of the Stock Incentive Plan, which has been filed with the SEC.

SUMMARY OF THE STOCK INCENTIVE PLAN

     The following description of certain features of the Stock Incentive Plan is intended to be a summary only.

     Number of Shares Subject to Stock Incentive Plan. The total number of shares of Common Stock that may be issued under the Stock Incentive Plan is 1,520,000 shares. The proceeds received by the Company from option exercises under the Stock Incentive Plan will be used for the general corporate purposes of the Company. On March 14, 1997, the closing price of the Company's Common Stock, as reported on the NYSE, was $36.75 per share.

     Plan Administration. The Stock Incentive Plan provides for administration by the non-employee members of the Compensation Committee of the Board of Directors, or a committee of not less than two non-employee directors performing similar functions as appointed by the Board of Directors from time to time.

     Eligibility. The Compensation Committee has full power to select the individuals to whom awards will be granted and to determine the terms of each grant under the Stock Incentive Plan. All officers, employees and directors of the Company are eligible to participate in the Stock Incentive Plan, subject to the discretion of the Compensation Committee. In no event may one participant receive more than 300,000 options to purchase Common Stock during any one calendar year.

     Nature of Options. Options granted under the Stock Incentive Plan may be either Incentive Stock Options ("Incentive Options") (within the definition of
Section 422 of the Code) or Non-Qualified Stock Options ("Non-Qualified Options"). Options granted under the Stock Incentive Plan will be Non-Qualified Options if they (i) fail to meet such definition of Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or
(iii) otherwise so provide. Incentive Options may be granted only to officers or other employees of the Company (including employees and directors of any subsidiary who are also employees of the Company). Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to non-employee directors.

     Other Option Terms. The Compensation Committee has authority to determine the terms of options granted under the Stock Incentive Plan; provided, however, that no Incentive Option or Non-Qualified Option may be granted with an exercise price that is less than the fair market value of the shares of Common Stock on the date of the option grant. The Stock Incentive Plan provides that such fair market value will be deemed to be the last reported sale price of the shares of Common Stock on the NYSE. Options may be exercised subject to such vesting schedule as the Compensation Committee determines, except that no Incentive Option shall be exercisable after the tenth anniversary of the date of grant. In general, no option granted under the Stock Incentive Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee.

     Options granted under the Stock Incentive Plan may be exercised for cash or, if permitted by the Compensation Committee, by transfer to the Company of shares of Common Stock not then subject to restrictions under any Company plan, that have been held by the optionee for at least six months, and that have a fair market value equivalent to the option exercise price of the shares being purchased, or by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company. To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares of Common Stock subject to Incentive Options which first become exercisable in any one year.

     Stock Options Granted to Non-Employee Directors. The Stock Incentive Plan provides for the automatic grant of Non-Qualified Options to non-employee directors. Each non-employee director who is serving as a director of the Company on the fifth business day after each annual meeting of stockholders shall automatically be granted on such day a Non-Qualified Option to acquire 5,000 shares of Common Stock. The exercise price of each such Non-Qualified Option is the fair market value of the Common Stock as determined by the last reported sale price of the Common Stock on the NYSE on the date of grant. Such Non-Qualified Option may not be exercised before the first anniversary of the date of grant, except in the case of death or disability, nor after the expiration of ten years from the date of grant. In addition, the Compensation Committee, in its discretion, may grant additional Non-Qualified Options, which shall be subject to the same conditions and vesting provisions as those Non-Qualified Options automatically granted to the non-employee directors each year.

     Tax Withholdings. Optionees under the Stock Incentive Plan are responsible for the payment of any federal, state or local taxes, which the Company is required by law to withhold upon any option exercise. Optionees may elect to have such tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes. Such an election is subject to certain limitations for participants who are subject to the requirements of Section 16(b) of the Exchange Act.

     Restricted Stock. The Compensation Committee may grant shares (at no cost or for a purchase price determined by the Compensation Committee) of Common Stock to any participant subject to such conditions and restrictions as the Compensation Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified restricted period. The purchase price of shares of Restricted Stock will be determined by the Compensation Committee. If the performance goals and other restrictions are not attained, the participant will forfeit his or her awards of Restricted Stock. In addition, Restricted Stock may be granted to an employee by the Compensation Committee in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

     Unrestricted Stock. The Compensation Committee may also grant shares (at no cost or for a purchase price determined by the Compensation Committee) of Common Stock which are free from any restrictions under the Stock Incentive Plan ("Unrestricted Stock"). Unrestricted Stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

     Subject to the consent of the Compensation Committee, a participant may make an irrevocable election to receive a portion of his compensation otherwise due in Unrestricted Stock (valued at fair market value on the date the cash compensation would otherwise be paid) either currently or on a deferred basis.

     Performance Share Awards. The Compensation Committee may grant performance share awards to any participants entitling the recipient to receive shares of Common Stock upon the achievement of individual or Company performance goals and such other conditions as the Compensation Committee shall determine.

     Change of Control Provisions. The Stock Incentive Plan provides that in the event of a "Change of Control" (as defined in the Stock Incentive Plan) of the Company, all stock options shall automatically become fully exercisable. In addition, at any time prior to or after a Change of Control, the Compensation Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

EFFECTIVE DATE OF STOCK INCENTIVE PLAN

     The Stock Incentive Plan, as amended and restated, became effective when approved by the Board of Directors on August 28, 1996. In order for the Company to be able to issue Incentive Options, and to ensure that the cost of certain awards issued under the Stock Incentive Plan will be deductible by the Company for federal income tax purposes, the Company is seeking ratification of the Stock Incentive Plan by the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided that the total number of votes cast on such proposal must represent greater than 50% of all shares entitled to vote on such proposal. For purposes of the vote on the Stock Incentive Plan, abstentions and broker non-votes will not be counted as votes cast and, accordingly, will have no effect on the majority vote required. Awards of Incentive Options may be granted under the Stock Incentive Plan until August 28, 2006.

NEW PLAN BENEFITS

     Approximately 300 employees and non-employee directors are currently eligible to participate in the Stock Incentive Plan. The table below shows the aggregate number of stock options and shares of restricted stock that have been allocated to each of the following under the Stock Incentive Plan with respect to fiscal year 1996:

                               NEW PLAN BENEFITS

               1994 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

                                                           STOCK OPTIONS                      RESTRICTED STOCK
                                           ---------------------------------------------   -----------------------
                                           NUMBER OF
                                             SHARES
                                           UNDERLYING             EXERCISE
                                             STOCK      GRANT       PRICE         MARKET     NUMBER OF     MARKET
             NAME AND POSITION              OPTIONS    DATE(1)     ($/SH)        VALUE(2)    SHARES(3)    VALUE(4)
-----------------------------------------  ----------  -------   -----------    ---------    ---------   ---------
Gilbert M. Meyer(5)......................   100,000     1/24/97     $36.625       $12,500     20,000      $735,000
  Chairman of the Board, President and
  Chief Executive Officer

Max L. Gardner(5)........................    20,000     1/24/97      36.625         2,500      1,000        36,750
  Executive Vice President, Chief Operating
  Officer and Director

Geoffrey L. Baker(5).....................    20,000     1/24/97      36.625         2,500      6,000(6)    220,500
  Vice President, Chief Development and
  Acquisitions Officer and Director

Jeffrey B. Van Horn......................    20,000     1/24/97      36.625         2,500      2,000(7)     73,500
  Vice President and                         25,000     6/19/96      25.375       284,375
  Chief Financial Officer                    -------                             ---------
                                             45,000                               286,875
                                             =======                             =========

Morton L. Newman.........................    10,000     1/24/97      36.625         1,250      1,000        36,750
  Vice President--Construction

Daniel E. Murphy.........................    10,000     1/24/97      36.625         1,250      1,000        36,750
  Vice President--Development                20,000     8/28/96      27.750       180,000
                                             -------                             ---------
                                             30,000                               181,250
                                             =======                             =========

Debra Lynn Shotwell......................     5,000     1/24/97      36.625           625        500        18,375
    Vice President--Human Resources

Bruce A. Choate(5).......................     5,000     5/1/96       25.375        56,875          0             0
  Director

John J. Healy, Jr.(5)....................     5,000     5/1/96       25.375        56,875          0             0
  Director

Brenda J. Mixson(5)......................     5,000     5/1/96       25.375        56,875          0             0
  Director

Thomas H. Nielsen(5).....................     5,000     5/1/96       25.375        56,875          0             0
  Director

All Named Executive Officers.............   185,000     1/24/97      36.625        23,125     31,500     1,157,625
  as a group (7 persons, including 3         20,000     8/28/96      27.750       180,000
  who are Directors)                         25,000     6/19/96      25.375       284,375
                                            -------                             ---------
                                            230,000                               487,500
                                            =======                             =========

All Non-Employee Directors...............    20,000     5/1/96       25.375       227,500          0             0
  as a group (4 persons)

All Nominees for election as.............   140,000     1/24/97      36.625        17,500     27,000       992,250
  Directors as a group (7 persons)           20,000     5/1/96       25.375       227,500
                                            -------                             ---------
                                            160,000                               245,000
                                            =======                             =========

All Employees, excluding 7 Named.........    84,500     1/24/97      36.625        10,563          0             0
  Executive Officers, as a group            116,200     8/28/96      27.750     1,045,800
                                            -------                             ---------
                                            200,700                             1,056,363
                                            =======                             =========

---------------

(1) All options expire ten years from the date of grant.

(2) The market value shown in this column is the product of the number of shares and the difference between the last reported sale price of the Company's Common Stock on the NYSE on March 21, 1997 ($36.75 per share) and the exercise price.

(3) Unless otherwise noted, all of these shares of Restricted Stock were granted as of February 3, 1997 and vest in five equal annual installments beginning on February 3, 1998.

(4) The market value shown in this column is based upon the last reported sale price of the Company's Common Stock on the NYSE on March 21, 1997 of $36.75 per share.

(5) Nominees for election as Directors.

(6) Consists of (i) 5,000 shares of Restricted Stock awarded on August 6, 1996, which vest in five equal annual installments beginning on January 26, 1997, and (ii) 1,000 shares of Restricted Stock awarded as of February 3, 1997, which vest in five equal annual installments beginning on February 3, 1998.

(7) Consists of (i) 1,000 shares of Restricted Stock awarded on August 6, 1996, which vest in five equal annual installments beginning on June 19, 1997, and
    (ii) 1,000 shares of Restricted Stock awarded as of February 3, 1997, which vest in five equal annual installments beginning on February 3, 1998.

     Adjustments for Stock Dividends, Mergers, etc. The Stock Incentive Plan authorizes the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the Stock Incentive Plan and of any outstanding options to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, dissolution or liquidation of the Company, the Compensation Committee in its discretion may provide for appropriate substitutions or adjustments.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the Stock Incentive Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. To the extent required by the Code to ensure that options granted under the Stock Incentive Plan qualify as Incentive Options, plan amendments shall be subject to approval by the Company's stockholders.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

     The following is a summary of the principal federal income tax consequences of transactions under the Stock Incentive Plan. It does not describe all federal tax consequences under the Stock Incentive Plan, nor does it describe state or local tax consequences.

     Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of Common Stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where the optionee is subject to Section 16(b) of the Exchange Act or where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

     If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or six months or one year in the case of termination of employment by reason of death or disability, respectively).

     Non-Qualified Options. With respect to Non-Qualified Options under the Stock Incentive Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where the optionee is subject to Section 16(b) of the Exchange Act or where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock.

     Parachute Payments. The exercise of any portion of any option that is accelerated due to the occurrence of a Change of Control may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payment may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

     Limitation on Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the Stock Incentive Plan may be limited to the extent that a Named Executive Officer receives compensation in excess of $1,000,000 in such taxable year.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE 1994 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED.

                                   PROPOSAL 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Coopers & Lybrand L.L.P., independent accountants, to serve as independent accountants for the Company for the fiscal year ending December 31, 1997 and recommends that the stockholders vote for ratification of such appointment. Coopers & Lybrand L.L.P. has audited the financial statements of the Company since fiscal year 1991. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Certain Business Relationships.

     Greenbriar Homes Company and its affiliates (collectively "GHC") are corporations wholly-owned by Mr. Meyer and his wife, Carol M. Meyer, that develop and sell single-family residential properties. Mr. Meyer does not provide any significant management services to GHC and he devotes substantially all of his business time and attention to the affairs of the Company. Since the Company's initial public offering in March 1994, the Company has shared certain office and warehouse space and computer training facilities with GHC, and each of the Company and GHC is obligated for the rent payments with respect to its pro rata portion of the shared space. Such shared office space amounts to less than five percent of the total office space leased by each entity. In addition, pursuant to an administrative services agreement, the Company and GHC share certain administrative and office facility services. During fiscal year 1996, GHC paid in the aggregate approximately $154,000 to the Company to cover the cost of such services. This amount is calculated on a basis intended to approximate the cost of the use of these services and not to generate a profit. The non-employee directors of the Company periodically review and approve the terms of this agreement including amounts payable thereunder. The Company believes that the administrative services agreement is upon terms that are fair to the Company and as favorable as the terms that the Company could have obtained from unaffiliated third parties.

  Indebtedness of Management.

     In connection with the hiring of Mr. Van Horn as Vice President and Chief Financial Officer of the Company in June 1996, Mr. Van Horn entered into an employment agreement (the "CFO Agreement") with the Company pursuant to which Mr. Van Horn received a loan from the Company in the amount of $140,000 (the "Loan"), which, during the term of employment, shall not bear interest. Under the terms of the promissory note executed by Mr. Van Horn in connection with the Loan, the Loan shall be repaid in installments equal to 90% of any bonus compensation (after the deduction of taxes) received by Mr. Van Horn concurrently with the receipt of any such bonus.

     In the event Mr. Van Horn's employment with the Company is terminated by the Company without Good Reason (as defined in the CFO Agreement) or within one year following a Change-in-Control (as defined in the CFO Agreement), any outstanding balance under the Loan shall be forgiven by the Company. In the event Mr. Van Horn's employment is terminated for any other reason, the Loan shall be converted to a fifteen-year amortization schedule with a five-year balloon payment and shall bear interest at the lower of: (i) the average of the rates (assuming no points) quoted on the employment termination date for a fifteen-year fully amortized conventional fixed-rate residential mortgage by the main headquarters of each of Citibank, N.A., Bank of Boston and Chase Bank (or their successors), and (ii) ten percent per annum. As of March 31, 1997, the outstanding principal amount of the Loan was $122,000.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

     Stockholder proposals (including director nominations) submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 1998 Annual Meeting of Stockholders must be received by the Company by December 1, 1997. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

     For a proposal of a stockholder (including director nominations) to be presented at the Company's 1998 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company, together with all supporting documentation required by the Company's Bylaws, (A) not less than seventy-five
(75) days nor more than one hundred eighty (180) days prior to the anniversary date of the Annual Meeting (the "Anniversary Date") or (B) in the event that the 1998 Annual Meeting of Stockholders is called for a date more than seven (7) calendar days prior to the Anniversary Date, not later than the close of business on (1) the twentieth (20th) calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (x) the date on which notice of the date of such meeting was mailed to stockholders, or (y) the date on which the date of such meeting was publicly disclosed, or (2) if such date of notice or public disclosure occurs more than seventy-five (75) calendar days prior to the scheduled date of such meeting, then the later of (x) the twentieth (20th) calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (y) the seventy-fifth (75th) calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day).

     Any such proposals should be mailed to: Bay Apartment Communities, Inc., 4340 Stevens Creek Boulevard, Suite 275, San Jose, California 95129, Attention:
Secretary.

OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                                                     Appendix A

                         BAY APARTMENT COMMUNITIES, INC.
                            1994 STOCK INCENTIVE PLAN

                     As Amended and Restated August 28, 1996

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the Bay Apartment Communities, Inc.-1994 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Directors and other key persons of Bay Apartment Communities, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

         "Board" means the Board of Directors of the Company.

         "Cause" means and shall be limited to a vote of the Board of Directors resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

         "Change of Control" is defined in Section 13.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Committee" means the Board or any Committee of the Board referred to in Section 2.

         "Disability" means disability as set forth in Section 22(e)(3) of the Code.

         "Effective Date" means the date on which the Plan is approved by shareholders as set forth in Section 15.

         "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the New York Stock Exchange.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "Performance Share Award" means Awards granted pursuant to Section 8.

         "Restricted Stock Award" mean Awards granted pursuant to Section 6.

         "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

         "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

         "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

         (a) Committee. The Plan shall be administered by all of the Non-Employee Director members of the Compensation Committee of the Board, or a committee of not less than two Non-Employee Directors performing similar functions, as appointed by the

Board from time to time. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

         (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

              (i) to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

              (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

              (iii) to determine the number of shares to be covered by any Award;

              (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

              (v) to accelerate the exercisability or vesting of all or any portion of any Award;

              (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which Stock Options may be exercised;

              (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

              (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

         (c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.    SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

         (a) Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,520,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options; provided, however, that Stock Options with respect to no more than 300,000 shares of Stock may be granted to any one individual participant during any one calendar year period. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

         (b) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

         (c) Mergers. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Stock Options:
(i) provide that such Stock Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Stock Options will terminate immediately prior to the consummation of the Transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the optionees equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options. In the event Stock Options will terminate upon the consummation of the Transaction, each optionee shall be permitted, within a specified period determined by the Committee, to exercise all non-vested Stock Options, subject to the consummation of the Transaction.

         (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.    ELIGIBILITY

         Participants in the Plan will be such full or part-time officers, other employees, Non-Employee Directors and key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5.    STOCK OPTIONS

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

         No Incentive Stock Option shall be granted under the Plan after August 28, 2006.

         (a) Stock Options Granted to Employees and Key Persons. The Committee in its discretion may grant Stock Options to employees and key persons of the Company or any Subsidiary. Stock Options granted to employees and key persons pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

              (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be not less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

              (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

              (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

              (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                    (A) In cash, by certified bank check or other instrument
              acceptable to the Committee;

                    (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                    (C) By the optionee delivering to the Company a properly
              executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

              (v) Termination by Reason of Death. If any optionee's employment (or other business relationship) by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

              (vi)   Termination by Reason of Disability.

                     (A) Any Stock Option held by an optionee whose employment
              (or other business relationship) by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment (or other business relationship), or until the expiration of the stated term of the Option, if earlier.

                     (B) The Committee shall have sole authority and discretion to determine whether a participant's employment (or other business relationship) has been terminated by reason of Disability.

                     (C) Except as otherwise provided by the Committee at the
              time of grant, the death of an optionee during a period provided in this Section 5(a)(vi) for the exercise of a Non-Qualified Stock Option shall extend such period for six months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

              (vii) Termination for Cause. If any optionee's employment (or other business relationship) by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such stock option can be exercised for a period of up to 30 days from the date of termination of employment (or other business relationship) or until the expiration of the stated term of the Option, if earlier.

              (viii) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment (or other business relationship) by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment (or other business relationship), for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment (or other business relationship) or until the expiration of the stated term of the Option, if earlier.

              (ix) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

              (x) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

         (b) Reload Options. At the discretion of the Committee, Options granted under the Plan may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

         (c)  Stock Options Granted to Non-Employee Directors.

              (i)   Automatic Grant of Options.

                    (A) Each Non-Employee Director who is serving as a Director of the Company on the fifth business day after each annual meeting of stockholders, beginning with the 1996 annual meeting of stockholders, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 5,000 shares of Stock.

                    (B) The exercise price per share for the Stock covered by a
              Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

                    (C) The Committee, in its discretion, may grant additional
              Non-Qualified Stock Options to Non-Employee Directors.

              (ii)  Exercise; Termination; Non-transferability.

                    (A) Except as provided in Section 13, no Option granted
              under Section 5(c) may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the Non-Employee Director because of Disability or death. No Option issued under this Section 5(c) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

                    (B) The rights of a Non-Employee Director in an Option
              granted under Section 5(c) shall terminate six months after such Director ceases to be a Director of the Company or the specified expiration date, if earlier; provided, however, that if the Non-Employee Director ceases to be a Director for Cause, the rights shall terminate immediately on the date on which he ceases to be a Director.

                    (C) Any Option granted to a Non-Employee Director and
              outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of six months from the date of death or until the expiration of the stated term of the Option, if earlier.

                    (D) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

              (iii)  Limited to Non-Employee Directors. The provisions of this
         Section 5(c) shall apply only to Options granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not a Non-Employee Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Non-Employee Directors respecting Options granted or to be granted to Non-Employee Directors.

         (d) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may permit the optionee to transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.

SECTION 6.    RESTRICTED STOCK AWARDS

         (a) Nature of Restricted Stock Award. The Committee may grant Restricted Stock Awards to any participant. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. In addition, a Restricted Stock Award may be granted to an employee by the Committee in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

         (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter time period as the Committee may specify) following the award date by making payment to the Company, if required, in cash, by certified bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock in such form as the Committee shall determine.

         (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

         (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment (or other business relationship) by the Company and its Subsidiaries for any reason (including death, retirement, Disability, and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (or other business relationship), unless otherwise specified in the written instrument evidencing the Restricted Stock Award.

         (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."

         (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.    UNRESTRICTED STOCK AWARDS

         (a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any participant which will entitle such participant to receive shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such participant.

         (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of a participant and with the consent of the Committee, each such participant may, pursuant to an advance written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to such participant in Unrestricted Stock either currently or on a deferred basis.

         (c) Restrictions on Transfers. The right to receive Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.    PERFORMANCE SHARE AWARDS

         (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan.

Performance Share Awards may be granted under the Plan to any participants, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

         (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

         (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

         (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment (or other business relationship), a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries for any reason (including death, Disability and for Cause).

         (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 11, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.   TAX WITHHOLDING

         (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (b) Payment in Shares. Subject to approval by the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 10.  TRANSFER, LEAVE OF ABSENCE, ETC

         For purposes of the Plan, the following events shall not be deemed a termination of employment (or other business relationship):

         (a) a transfer to the employment (or other business relationship) of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary; or

         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment (or other business relationship) is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 11.  AMENDMENTS AND TERMINATION

         The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. To the extent required by the Code to ensure that Options granted hereunder qualify as Incentive Stock Options, Plan amendments shall be subject to approval by the Company's stockholders.

SECTION 12.   STATUS OF PLAN

         With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13.   CHANGE OF CONTROL PROVISIONS

         Upon the occurrence of a Change of Control as defined in this Section
13:

         (a) Each Stock Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

         (b) Restrictions and conditions on Restricted Stock Awards and Performance Share Awards shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Stock subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.

         (c) "Change of Control" shall mean the occurrence of any one of the following events:

              (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding shares of Stock of the Company (in either such case other than as a result of the acquisition of securities directly from the Company); or

              (ii) persons who, as of the date of the closing of the Company's initial public offering, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Closing of the Company's initial public offering whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

              (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting stock of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company;

         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 40% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause
(x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 14.   GENERAL PROVISIONS

         (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 15.  EFFECTIVE DATE OF PLAN

         This Plan has been amended and restated as of August 28, 1996 (except the provisions contained in Section 5(c), which were amended on January 26,
1996) to reflect, in addition to other changes, an increase of 857,000 shares reserved and available for issuance under the Plan.

SECTION 16.  GOVERNING LAW

         This Plan shall be governed by Maryland law except to the extent such law is preempted by federal law.


DATE OF APPROVAL OF INITIAL PLAN BY
SHAREHOLDERS:                                               February 15, 1994

DATE OF APPROVAL OF AMENDED AND RESTATED
PLAN BY BOARD OF DIRECTORS:                                 August 28, 1996

DATE OF APPROVAL OF AMENDED AND RESTATED
PLAN BY SHAREHOLDERS:                                       ____________________

                                                                Appendix B


8888

               PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

                       BAY APARTMENT COMMUNITIES, INC.
                   THIS PROXY IS SOLICITED ON BEHALF OF THE
         BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


    The undersigned stockholder(s) of Bay Apartment Communities, Inc. (the "Company") hereby appoints Messrs. Gilbert M. Meyer and Geoffrey L. Baker, and each of them singly, as proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on April 25, 1997, and at any and all adjournments thereof, to vote all shares of common stock of said Company held of record by the undersigned on March 14, 1997, as if the undersigned were present and voting the shares.

                        (TO BE SIGNED ON REVERSE SIDE)


A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

       FOR all nominess      WITHHOLD AUTHORITY
       (except as indicated   to vote for the
         to the contrary).    nominees listed at right.
                                                                                                               FOR  AGAINST ABSTAIN
  1. ELECTION    [ ]                [ ]              NOMINEES: Gilbert M. Meyer   2. Ratification of the 1994  [ ]    [ ]     [ ]
     OF                                                        Geoffrey L. Baker     Stock Incentive Plan, as
     DIRECTORS.                                                Max L. Gardner        amended and restated.
  (INSTRUCTIONS: To withhold authority to vote                 Bruce A. Choate
  for any nominee, write the nominee's name on                 John J. Healy, Jr. 3. Ratification of the       [ ]    [ ]     [ ]
  the space provided below.)                                   Brenda J. Mixson      appointment of the
                                                               Thomas H. Nielsen     accounting firm of
----------------------------------------------                                       Coopers & Lybrand L.L.P.
                                                                                     to serve as independent
                                                                                     accountants for the Company
                                                                                     for the fiscal year ending
                                                                                     December 31, 1997.

                                                                                  4. The proxies are authorized to vote in their
                                                                                     discretion upon such other business as may
                                                                                     properly come before the meeting.

                                                                                  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
                                                                                  IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY
                                                                                  DIRECTION, THE SHARES WILL BE VOTED FOR EACH
                                                                                  NOMINEE NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND
                                                                                  FOR PROPOSAL 3, AND IN ACCORDANCE WITH THE
                                                                                  PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT
                                                                                  MAY PROPERLY COME BEFORE THE MEETING.

                                                                                                  I PLAN TO ATTEND THE MEETING   [ ]


SIGNATURE_________________________________________ SIGNATURE__________________________________________DATE_____________________1997
                                                                 SIGNATURE IF HELD JOINTLY

NOTE: (Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.)

